UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 13, 2024
Serina Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Genome Way, Suite 2001
Huntsville, Alabama 35806
(Address of principal executive offices)
(256) 327-9630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SER	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Serina Therapeutics, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment (the “Amendment”) to the Serina Therapeutics, Inc. 2024 Equity Incentive Plan, as amended (the “Plan”). As described below, the Company’s stockholders approved the Amendment at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) held on December 13, 2024. Pursuant to the Amendment (i) the number of shares of common stock reserved for issuance under the Plan was increased by 950,000 shares to a total of 2,675,000 shares and (ii) the number of shares of common stock reserved for issuance under the Plan will increase automatically on the first day of each fiscal year of the Company beginning with the 2026 fiscal year and ending on (and including) the first day of the 2034 fiscal year, in each case, in an amount equal to 5% of the outstanding shares of common stock on the last day of the immediately preceding fiscal year. The Amendment and the Plan are described in the section entitled “2024 Incentive Plan Amendment Proposal” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on November 6, 2024, and which is incorporated by reference herein.

The foregoing description of the Amendment is qualified in its entirety by reference to the Plan, as amended by the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on December 13, 2024. A quorum was present at the meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1
Election of Three Directors

Voting results for the election of directors were as follows:

Nominees	For	Withheld	Broker Non-Votes
Balkrishan “Simba” Gill	5,998,349	88,715	1,167,580
Remy Gross	5,963,359	123,705	1,167,580
Steven Mintz	5,953,931	133,333	1,167,580

Accordingly, all three of the Company’s nominees were elected to serve as directors of the Company until the 2027 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified.

Proposal 2
Ratification of the Appointment of Auditors

Ratification of the appointment of Frazier & Deeter, LLC as the Company’s independent registered public accounting firm for the 2024 fiscal year was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
7,162,782	90,321	1,541	—

Proposal 3
Approval of the Amendment to our 2024 Equity Incentive Plan

The Amendment to the Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
5,141,448	757,877	187,739	1,167,580

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Serina Therapeutics, Inc. 2024 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERINA THERAPEUTICS, INC.

Date: December 18, 2024	By:	/s/ Steve Ledger
Chief Executive Officer